Exhibit 32.1
                                                                    ------------
                                 ALPHATRADE.COM
                              A Nevada corporation

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of AlphaTrade.com. (the "Company") on Form 10K-A for the year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gordon Muir, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

            (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: October 25, 2010                    /s/ Gordon J. Muir
                                           ------------------------------------
                                           Chief Executive Officer, President,
                                           Chairman, and Director























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